
3030 at Apopka
Orlando, FL

# INVESTOR PRESENTATION

September 2025

INDEPENDENCE REALTY TRUST

# TABLE OF CONTENTS


5 FT
3030 at Apopka
Orlando, FL


3030 at Apopka
Orlando, FL

INDEPENDENCE REALTY TRUST

# WHY IRT

## IRT's Strategic Approach to the Apartment Sector Has Generated Sector-Leading Shareholder Returns

- **Primarily Class-B Apartments in High-Growth Markets with Solid Demand Fundamentals**
  - 73% of NOI from Sunbelt, 22% from Midwest
- **Disciplined Capital Allocation Propels NOI and CFFO per Share**
  - Value Add Renovations boost NOI ~30%
  - Accretive Acquisitions
  - Recycle capital to Optimize Market Exposure and Fund Accretive Investments
- **Strong Balance Sheet**
  - BBB Rated and Ample Liquidity
- **Operational Excellence**
  - High Occupancy and Steady Rent Growth
  - Satisfied Residents
  - Strategic Expense Management

**5-Year Total Returns (1)**


IRT
80%
RMS
48%
Multifamily Index
36%

**10-Year Total Returns (1)**


IRT
311%
Multifamily Index
93%
RMS
89%

(1) Source: Bloomberg data as of the time periods ended 8/29/2025.

# RECENT OPERATIONAL UPDATES

## Solid Q2 2025 Results:

- Same-Store Portfolio Results:
  - 1.0% revenue Y/Y growth
  - (0.6%) operating expense Y/Y growth
  - 2.0% NOI Y/Y growth
- 454 Value Add renovation completions at average ROI of 16.2%
- Leverage on-track to achieve mid-5x net debt/EBITDA in Q4 2025
- 99% of debt is fixed and/or hedged

## Q3 2025 Trending as Expected:

### Occupancy, Rental Rates & Bad Debt

- **Same-store occupancy remains stable.** We expect Q3 2025 average occupancy to increase modestly from Q2 2025.
- **Blended same store rental rate growth is positive and trending in line** with expectations, albeit slightly lower than Q2 2025. New lease trade outs are slightly behind expectations. Retention and renewal trade outs are tracking expectations.
- **Bad debt** is trending better than expected.

### Expenses & NOI

- **Expense trends are ahead of expectations** due in part to lower than expected non-controllable operating expenses.
- Overall, expected Q3 2025 same store **NOI growth is in line** with expectations.

### Acquisitions & Capital Recycling

- **Recent Acquisitions closed during Q3:** two stabilized properties in Orlando for an aggregate price of $155M with blended economic cap rate of 5.8%.
- **Capital Recycling:** Proceeds from the sale of three assets in Denver, Louisville and Memphis will help fund pending acquisitions on a leverage-neutral basis during 2H 2025.

INDEPENDENCE REALTY TRUST

# RECENT OPERATIONAL UPDATES

## Operating Metrics Update

Highlights of our operating results from Q2 2025 and the preceding four quarters:



Occupancy
Same-Store Excluding Value Add
95.8%
95.9%
95.8%
95.6%
95.5%
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Same-Store Value Add
94.7%
94.8%
95.2%
95.1%
95.0%
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Same-Store Total (1)
95.4%
95.5%
95.5%
95.5%
95.3%
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Same-Store Total Lease over Lease Rent Growth (2)
New Leases
6%
4%
2%
0%
-2%
-4%
-6%
-2.0%
-3.6%
-4.6%
-4.3%
-3.1%
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Renewals
3.3%
3.8%
5.4%
4.8%
3.9%
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Blended
0.9%
0.8%
0.1%
0.4%
0.7%
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25

INDEPENDENCE REALTY TRUST



Canyon Resort at Great Hills
Austin, TX

# DRIVERS OF GROWTH

# DRIVERS OF GROWTH

## How IRT generates sector-leading growth and shareholder returns

### High Growth Markets

Sunbelt & Midwest Focused Portfolio
Solid Demand Fundamentals
Waning New Supply

### Disciplined Capital Allocation

Track record of creating value through
Accretive Investments,
Periodic Capital Recycling, and
Prudent Balance Sheet Management

### Operational Excellence

High Occupancy, Steady Rent Growth, Resident Satisfaction
Strategic Expense Management


Destination at Arista
Broomfield, CO


Destination at Arista
Broomfield, CO

INDEPENDENCE REALTY TRUST

# HIGH GROWTH MARKETS

## Predominantly Class-B Apartment Communities Concentrated in Sunbelt & Midwest Markets that Feature Solid Demand Fundamentals

### IRT's Strong Presence in Non-Gateway Markets



CO
IN
OH
KY
TN
NC
OK
SC
TX
AL
GA
FL
Operating Communities

| | Sunbelt [3] | Midwest | Greater Denver |
|---|---|---|---|
| Communities | 79 | 27 | 7 |
| Units | 24,106 | 7,347 | 1,722 |
| % of NOI | 73% | 22% | 5% |

### IRT's Markets

| | # Properties | Units | % Units | % NOI[1] |
|---|---|---|---|---|
| Atlanta, GA | 13 | 5,180 | 15.6 | 14.6 |
| Dallas, TX | 14 | 4,007 | 12.1 | 13.6 |
| Columbus, OH | 10 | 2,510 | 7.6 | 7.1 |
| Tampa-St. Petersburg, FL | 6 | 1,791 | 5.4 | 6.7 |
| Indianapolis, IN | 8 | 2,259 | 6.8 | 6.2 |
| Denver, CO[2] | 7 | 1,722 | 5.2 | 6.1 |
| Oklahoma City, OK | 8 | 2,147 | 6.5 | 5.5 |
| Raleigh-Durham, NC | 6 | 1,690 | 5.1 | 4.9 |
| Nashville, TN | 5 | 1,508 | 4.5 | 4.8 |
| Memphis, TN | 4 | 1,383 | 4.2 | 4.0 |
| **Top 10 Subtotal** | **81** | **24,197** | **72.9** | **73.5** |
| Other | 32 | 8,978 | 27.1 | 26.5 |
| **Total** | **113** | **33,175** | **100** | **100** |

*(1) Share of NOI is for the three months ended June 30, 2025.*
*(2) Our Colorado market includes communities located in Fort Collins and Colorado Springs. It excludes one wholly-owned development community in Denver that is in lease-up with stabilization expected to occur in Q3 2026.*
*(3) For the three months ended June 30, 2025. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX.*

# HIGH GROWTH MARKETS

## Migration into IRT's Markets

- A greater percentage of the population continues to prefer the Sunbelt and Midwest regions over Gateway markets, attracted to a lower cost of living, quality of life, better tax policy and growing economic opportunity



Cumulative Total Migration
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Sunbelt
Mid-West
Greater Denver
Gateway

Source: U.S. Census, 2024

INDEPENDENCE REALTY TRUST

# HIGH GROWTH MARKETS

## Population Growth in IRT Markets Outpaces U.S. and Gateway Markets

- IRT's markets populations continue to grow, as people migrate to our Sunbelt and Midwest cities to start families and establish careers

Cumulative Total Population Growth Since 2021



Forecast
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
2021
2022
2023
2024
2025
2026
2027
2028
IRT WAV
Sunbelt
Mid-West
Greater Denver
Gateway Avg.
United States

Source: CoStar market-level data.. Gateway Markets include Boston, Washington, DC, Los Angeles, Miami, San Francisco, and New York.

INDEPENDENCE REALTY TRUST

# HIGH GROWTH MARKETS

## Employment Growth is forecasted to Remain Higher in IRT Markets

- IRT's markets have and are expected to continue enjoying higher employment growth than Gateway markets and the National Average



Cumulative Total Employment Growth Since 2021
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Forecast
2021
2022
2023
2024
2025
2026
2027
2028
IRT WAV
Sunbelt
Mid-West
Greater Denver
Gateway Avg.
United States

Source: CoStar market-level data.. Gateway Markets include Boston, Washington, DC, Los Angeles, Miami, San Francisco, and New York.

# HIGH GROWTH MARKETS

## Waning New Supply in IRT's Markets

- New supply in IRT markets is down substantially from peak volumes
- Construction starts data supports expectation that 2026 – 2028 forecasted new deliveries will be below the 3.5% trailing 10-year average[(1)]

**New Supply Peaked in 2024; and Expected to Decline Substantially**

- National Class B vacancy rates proved more resilient to the supply shock, and are forecasted to remain below Cass A vacancy rates



700,000
650,000
600,000
550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Completions (Units)
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Vacancy Rate (%)
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Completions
Projected Completions
Class A Vacancy
Class BC Vacancy

**Construction Starts Imply Muted Inventory Growth through 2028**

- Construction duration results in a lag of 18-24+ months between multifamily starts to delivery



30,000
25,000
20,000
15,000
10,000
5,000
0
Construction Starts Signaling Declining New Supply Trend
2020 Q1
2020 Q4
2021 Q3
2022 Q2
2023 Q1
2023 Q4
2024 Q3
2025 Q2
2026 Q1
2026 Q4
2027 Q3
2028 Q2
Unit Starts
Delivery Units

Data Source: CoStar Q2 2025 data release

(1) The 10-year trailing average of 3.5% is based on apartment unit deliveries CoStar has reported in IRT submarkets from 2015 through 2024.

INDEPENDENCE REALTY TRUST

# HIGH GROWTH MARKETS

## Population Growth Outstrips Apartment Deliveries in IRT Markets

- Population growth in IRT markets has outpaced apartment inventory growth in IRT markets the past three years
- As population continues to increase and supply wanes, the ratio of population-to-new supply in IRT markets is forecasted to ***more than double*** over the next three years, substantially outpacing the national average
- This favorable supply-demand dynamic provides us with greater pricing power

**Ratio of Population to Supply to Improve(1)(2)**

- During 2026-2028, population growth-to-new supply in IRT's markets is expected to improve to 9.0x, far outpacing the national average.



Population-to-New Inventory Growth
10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.0x
4.5x
9.0x
5.4x
3 Yr Historical Average (2023 - 2025)
3 Yr Projected Average (2026 - 2028)
IRT Markets
National Average

Data Source: CoStar Q2 2025 data release
(1) IRT Weighted Averages based on NOI Exposure by market.
(2) Represents the number of people migrating to markets for every one unit delivered.

# HIGH GROWTH MARKETS

## Population Growth Drives Demand As New Supply Declines

- As population growth increases and inventory growth slows in IRT's markets, we expect the resulting Demand Quotient to strengthen throughout our portfolio
- Strongest increases expected in Oklahoma City, Atlanta, Dallas-Ft. Worth, Tampa and Indianapolis
  - Recent acquisitions in Charlotte (6.0x) and Orlando (9.9x) are not Top 10 markets, but strengthen IRT's overall growth profile

**Projected Population-to-Supply Growth (2026 – 2028) in IRT's Top 10 Markets (1)(2)(3)**


16.0 x
14.0 x
12.0 x
10.0 x
8.0 x
6.0 x
4.0 x
2.0 x
0.0 x
13.7 x
9.0 x
9.0 x
8.6 x
7.4 x
6.4 x
6.1 x
6.0 x
5.0 x
4.2 x
3.8 x
Oklahoma City
Atlanta
IRT: Total Portfolio
Dallas-Ft. Worth
Tampa
Indianapolis
Raleigh-Durham
Memphis
Columbus
Denver
Nashville

(1) Based on CoStar Data Q2 2025
(2) IRT Weighted Average based on NOI Exposure by market
(3) Represents the number of people migrating to markets for every one unit delivered

INDEPENDENCE REALTY TRUST

# HIGH GROWTH MARKETS

## Affordability Factor: Owning a Home is 2x the Cost of Renting with IRT

***Rent vs. Buy Cost Differential continues to support rental demand:***

- Based on the median home price across IRT's top 10 markets,[1] the average premium to buy and own a home is 98% higher than IRT's monthly rent

### Home Ownership Monthly Cost[2] vs IRT In-Place Rents



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Monthly Cost
On Average, Ownership Costs are **44% - 218% higher** than IRT's Rent
**98% more** to own a home
Atlanta - GA
Columbus - OH
Dallas-Fort Worth - TX
Denver - CO
Indianapolis - IN
Memphis - TN
Nashville - TN
Oklahoma City - OK
Raleigh - Durham - NC
Tampa - FL
IRT Top 10 Markets WAV
IRT In-Place Monthly Rent
Homeownership Cost

(1) Median home price of ~$464,000 across IRT's top 10 markets is calculated from Redfin for the month of June 2025, based on actual sale prices for All Home types (Single family, Townhomes, and Condos). Top 10 IRT Markets weighted based on NOI exposure for IRT Budget-Actuals; NOI is weighted at the zip code level.

(2) Monthly Home Ownership Costs assume a 20% down payment and monthly estimates for insurance and real estate taxes.

INDEPENDENCE REALTY TRUST

# HIGH GROWTH MARKETS

## Affordability Factor: IRT's Average Rent is a Compelling Price Point that Attracts Renters

- IRT's rent was ~$661 per month, or 39%, lower than new construction suburban rents[1]
- Additionally, IRT's Class B communities do not compete directly with Class A development

### IRT Monthly Rents vs. New Construction Rents



39% lower rents
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Atlanta
Dallas - Fort Worth
Columbus
Denver
Raleigh - Durham
Oklahoma City
Indianapolis
Tampa
Nashville
Memphis
Total/WAV
IRT
New Construction

(1) IRT's Average Asking Rent vs. new construction suburban rent for two-bedroom apartments; reflects Yardi Q2 2025 data.

# HIGH GROWTH MARKETS

## Strong Demand for Class B Apartments

- The defensive nature of class B communities positions them to enjoy steady demand throughout the economic cycle


A
B
C

- Higher income residents move down in a recession
- Renters move down to Class B as rent increases outstrip income growth

- Capture households moving down in a recession
- Capture seniors who sell homes to fund retirement
- Capture individuals/families moving up with career progression

- Lower income residents move up as income grows

**Class B Positioning:**

- Most opportunity to consistently increase rents
- Less exposure to homeownership
- Less likely to be impacted from new construction

**Sample Resident Demographic:**

- Value driven
- Middle income category
- Renters by necessity

**Residents Require Accommodations That Are:**

- Affordable
- Well maintained, spacious, comfortable, clean and modern
- Equipped with state-of-the-art amenities
- Conveniently located

# DISCIPLINED CAPITAL ALLOCATION

## Value-Add Renovations: Every $1 Invested Boosts NOI by 30%

- IRT prioritizes capital allocation to its Value-Add program, where average returns on investment of 16.5% have powered a ~30% lift in annual NOI growth(1)
- Future Value-Add Pipeline of ~13,000 units represents $40-$42 million of incremental NOI, or roughly $500 million of future shareholder value

**Value Add Pipeline (2)**

| ($ in millions) | In-Place Program | 2025 Starts | Future Pipeline | Total |
|---|---|---|---|---|
| Units to Renovate | 17,381 | 818 | 5,280 | 23,479 |
| Units Renovated-to-Date | (10,171) | - | - | (10,171) |
| Remaining Units to Renovate | 7,210 | 818 | 5,280 | 13,308 |
| Remaining Renovation Costs (3) | $130 - $137 | $15 - $16 | $95 - $100 | $240 - $253 |
| Incremental NOI (4) | $21 - $23 | $2 - $3 | $16 - $17 | $40 - $42 |
| Incremental Value Creation (5) | $260 - $274 | $29 - $31 | $190 - $201 | $479 - $506 |

**NOI Boost: Value Add program boosts baseline NOI driving outsized growth**



3.2%
0.6%
2.6%
2.6%
0.6%
2.0%
2024
YTD 25
Total same-store NOI growth
Value Add NOI boost ~30%
Baseline same-store NOI growth

(1) Based on a $28 million incremental increase to annual NOI, calculated as total units completed to date of 10,171 multiplied by $233 rent premium annualized.
(2) Value add pipeline data is as of June 30, 2025. These projections constitute forward-looking information. See "Forward-Looking Statement" at the end of this presentation.
(3) Illustrative estimated cost / unit ranging from $18,000 to $19,000.
(4) Illustrative 16.5% annual ROI based on IRT's historical returns.
(5) Calculated as incremental NOI, divided by 5.5% cap rate net of renovation costs.

INDEPENDENCE REALTY TRUST

# DISCIPLINED CAPITAL ALLOCATION

## Value-Add Case Study: Avalon Oaks, Columbus OH

**Before**





**After**





**Our Value-Add Renovations achieve outsized value creation:**

- **Acquired in Feb 2018 for $23.0mm,** this 235-unit, 97% occupied community expanded our Columbus footprint in a high-demand submarket with limited new Class A supply and rents ~7% below comps.
- **Added to our Value-Add Program in February 2020,** renovation upgrades included: kitchen and amenity enhancements, in-unit W/Ds, and offer upside through rent growth and operating efficiencies.
- **Post-renovation valuation of $49.6M reflects a $19.5M in incremental value creation (116% increase),** representing an 85% gain on a cap rate equivalent basis.
- **Upgrades drove a 65% average rent increase and delivered a 29% unlevered ROI,** highlighting strong value creation and improved resident profile.

| | At Acquisition (2/27/18) | 6/30/25 | Change |
|---|---|---|---|
| **Revenue (TTM)** | $2.6mm | $4.2mm | +61% |
| **NOI (TTM)** | $1.4mm | $2.9mm | +106% |
| **NOI Margin** | 52.6% | 67.4% | +1,481 bps |
| **Ave. Eff. Monthly Rent** | $868 | $1,432 | +65% |


$23.0
$7.1
$19.5
$49.6
Purchase Price
Invested Capital
Value Created
Total Value

Note: Dollars in millions except average monthly rental rate.
(1) Assumes market economic cap rate of 5.5%

**As of June 2025, we have invested $7.1mm in the property including approximately $3.5mm through our Value-Add program and renovations are 94% complete**

# DISCIPLINED CAPITAL ALLOCATION

## Acquisitions are Accretive to CFFO per Share on Day 1

- To-date in 2025, we have acquired three communities totaling $214.5 million and 923 apartment homes
- Greater scale in markets also supports long-term operating efficiencies

### Recent Property Acquisitions

**Autumn Breeze**
Indianapolis, IN



| Acquisition date | 2/27/2025 |
|---|---|
| Total Consideration | $59.5mm |
| Units | 280 |
| Year of Construction | 2008 |
| Economic Cap Rate[2] | 5.7% |

**3030 at Apopka**
Orlando, FL



| Acquisition date | 7/31/2025 |
|---|---|
| Purchase price | $60.25mm |
| Units | 240 |
| Year of Construction | 2024 |
| Economic Cap Rate | 5.7% |

**M2**
Orlando, FL



| Acquisition date | 8/14/2025 |
|---|---|
| Purchase price | $94.75mm |
| Units | 403 |
| Year of Construction | 2019 |
| Economic Cap Rate | 5.9% |

(1) Economic Cap Rate represents the NOI for the first full year of ownership, inclusive of a market management fee, replacement reserves and anticipated capital expenditures, if any.

# DISCIPLINED CAPITAL ALLOCATION
## Capital Recycling

- We recently exited Birmingham at an average cap rate of 5.7% and redeployed the proceeds at an average cap rate of 5.8% into new communities with higher expected growth

### Sold *Tapestry Park*, July 2024

- 354-unit property in Birmingham, Alabama
- Gross disposition price was $70.8 million
- Economic cap rate of 5.7% (1)



### Sold *Ridge Crossings*, February 2025

- 720-unit community in Birmingham, Alabama
- Gross disposition price was $111.0 million(2)
- Economic cap rate of 5.6% (1)



### Key Elements of Capital Recycling Rationale

- **Recalibrate Market Exposure** - Exited Birmingham, AL market while increasing scale in higher growth markets
- **Reduce Leverage & Secured Debt** - Reduced secured debt and near-term maturities
- **Enhance Portfolio Quality** – Invest in newer communities with lower capex profiles, in higher growth markets

(1) Both economic cap rates are based on estimated forward 12-month NOI, less estimated capex, at the time of the transaction.
(2) Ridge Crossings was encumbered with a $56.8 million mortgage that was extinguished in connection with the sale, reducing our secured debt.

# DISCIPLINED CAPITAL ALLOCATION

## Strong Balance Sheet with Ample Liquidity to Fund Growth

**Simple capital structure and ~$716M of liquidity including $162M of available forward equity to fund growth[1]**



Common Equity
Secured Debt
Unsecured Debt
65%
20%
15%
$6.5B
Total Market Cap

**Investment Grade Rated**

| Agency | Rating | Outlook |
|---|---|---|
| Fitch Ratings | BBB | Stable |
| S&P Global Ratings | BBB | Stable |

**Conservatively Leveraged**



6.7x
5.9x
mid-5x
Q4 2023
Q4 2024
Q4 2025e

**Well Laddered Debt Maturities[1]**



$10
$335
$21
$980
$634
$257
2025
2026
2027
2028
2029
Thereafter

(1) As of June 30, 2025

INDEPENDENCE REALTY TRUST

# OPERATIONAL EXCELLENCE

## IRT's Commitment to Operational Excellence at its Communities Has Produced High Occupancy, Steady Rent Growth, and Satisfied Residents



92.8%
95.0%
92.5%
93.9%
94.4%
95.2%
95.4%
$1,088
$1,136
$1,299
$1,522
$1,558
$1,563
$1,583
6.4% CAGR
2019
2020
2021
2022
2023
2024
YTD 2025
Average Effective Monthly Rent per Unit (1)
Total Portfolio Average Occupancy (1)



IRT's Reputation Score Among Residents
679
818
Up 20+%
2021
2025

(1) Represents average occupancy and monthly rent per unit for the consolidated portfolio for the three months ended December 31 for years 2019 through 2024, and for the three months ended June 30, 2025.. Excludes development project and communities own in unconsolidated joint ventures.

(2) The coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same-Store NOI growth is based on the definitions used by the peer group companies and may not be comparable.

INDEPENDENCE REALTY TRUST

# OPERATIONAL EXCELLENCE

## Strategic Expense Management

- At the corporate level, IRT manages expenses to maximize the conversion of rental revenue to NOI and Core FFO per share for investors
- IRT's operating efficiencies are comparable to those of larger cap apartment REITs

**G&A as a % of Gross Assets (1)(2)**



IRT's operating efficiencies are comparable to those of larger, well-capitalized peers
35 bps
35 bps
107 bps
IRT
Larger Cap Peers
Smaller Cap Peer

(1) Represents LTM G&A expense (including fees to external advisors for BRT and NXRT), divided by total assets plus accumulated depreciation as of June 30, 2025.
(2) Larger cap peers include ABV, CPT, EQR, ESS, MAA, and UDR. Smaller cap peers include BTR, CSR, ELME, NXRT, and VRE.


Rocky Creek
Tampa, FL

# TRACK RECORD OF OUTPERFORMANCE

# TRACK RECORD OF OUTPERFORMANCE

## Sector-Leading NOI Growth

- Our focus on high-growth markets, disciplined capital allocation, and commitment to operational excellence has fuel our sector-leading same-store NOI growth

**Same-Store NOI Growth (1)**



IRT's significant outperformance vs. Coastal & Non-Gateway peers
IRT
45%
Non-Gateway
30%
Peer Group
20%
Coastal
14%
2019
2020
2021
2022
2023
2024
2025 Mid-Point
IRT
Non-Gateway
Coastal
Peer Group

**2025 Same-Store NOI Growth (Midpoint of Guidance) (1)**



2.1%
0.3%
2.3%
1.4%
190 bps higher than Non-Gateway peers
IRT
Non-Gateway
Coastal
Peer Group

(1) Midpoints of same-store NOI guidance for FY 2025, as updated for Q2 2025 results. The coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same-Store NOI growth is based on the definitions used by the peer group companies and may not be comparable.

INDEPENDENCE REALTY TRUST

# TRACK RECORD OF OUTPERFORMANCE

## Greater NOI growth, combined with strategic expense management, has enabled IRT to deliver higher CFFO per share growth and higher total returns for shareholders

### CFFO per Share Growth (1)


IRT
55%
Non-Gateway
39%
Peer Group
27%
Coastal
18%
2019
2020
2021
2022
2023
2024
2025 Mid-Point
IRT
Non-Gateway
Coastal
Peer Group

### Cumulative Total Shareholder Return (2)


IRT, 56%
Non-Gateway, 27%
Peer Group, 15%
Coastal, 7%
2019
2020
2021
2022
2023
2024
Aug-25
IRT
Non-Gateway
Coastal
Peer Group

Coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable.
(1) Source: Company reports
(2) Source: Bloomberg data as of the time periods ended 8/29/2025.

INDEPENDENCE REALTY TRUST


Monticello by the Vineyard
Fort Worth, TX

# Appendices

# IRT MARKETS

## IRT Resident Demographics at a Glance[1]

Young, growing resident population benefiting from amenity-rich communities without overextending on rent


48%
Male
Gender Breakdown
52%
Female


80%
Single
Marital Status
20%
Married

*Residents make up a diverse job pool*

**Top Industries of Residents:**

1. Services
2. Medical Services
3. Professional
4. Technology
5. Sales

*Residents moving to our communities:*

**22%**

*are from out-of-state*

**30%**

*of those from out-of-state are from either the West Coast, IL or the Northeast*

**Average Resident Age: 38**

**Average Rent to Income of Our Newest Residents[2]**

**22%**

(1) All resident demographic data is self-reported by residents. Data as of June 30, 2025.
(2) Data as of the last 90 days ending June 30, 2025.

# IRT Markets: Favorable Resident Demographics

**Recent residents in IRT's top 10 markets are in their mid-30s and make an average annual income of ~$78,000, resulting in a ~23% rent to income[1]**



CO
OK
TX
IN
OH
TN
NC
GA
FL
Top 10 IRT Markets by NOI

| | Market | Resident Average Age[1] |
|---|---|---|
| 1 | Atlanta, GA | 37 |
| 2 | Dallas, TX | 38 |
| 3 | Denver, CO | 36 |
| 4 | Columbus, OH | 34 |
| 5 | Raleigh-Durham, NC | 35 |
| 6 | Indianapolis, IN | 34 |
| 7 | Oklahoma City, OK | 34 |
| 8 | Tampa-St. Petersburg, FL | 36 |
| 9 | Nashville, TN | 36 |
| 10 | Memphis, TN | 34 |
| | PORTFOLIO AVERAGE | 36 |

| | Market | Rent/ Income[1] |
|---|---|---|
| 1 | Atlanta, GA | 21.3% |
| 2 | Dallas, TX | 22.6% |
| 3 | Denver, CO | 28.4% |
| 4 | Columbus, OH | 23.4% |
| 5 | Raleigh-Durham, NC | 22.5% |
| 6 | Indianapolis, IN | 23.8% |
| 7 | Oklahoma City, OK | 19.7% |
| 8 | Tampa-St. Petersburg, FL | 26.9% |
| 9 | Nashville, TN | 22.0% |
| 10 | Memphis, TN | 23.2% |
| | PORTFOLIO AVERAGE | 22.5% |

**Top 5 Employment Sectors[1]**

| | Market | Average Income | 1 | 2 | 3 | 4 | 5 |
|---|---|---|---|---|---|---|---|
| 1 | Atlanta, GA | $79,474 | Services/Retail | Professional | Healthcare | Technology | Sales |
| 2 | Dallas, TX | $86,413 | Construction | Student/Education | Engineering | Professional | Self Employed |
| 3 | Denver, CO | $70,667 | Services/Retail | Construction | Healthcare | Professional | Hospitality |
| 4 | Columbus, OH | $82,290 | Services/Retail | Professional | Healthcare | Construction | Self Employed |
| 5 | Indianapolis, IN | $74,844 | Services/Retail | Professional | Healthcare | Hospitality | Sales |
| 6 | Raleigh-Durham, NC | $75,592 | Services/Retail | Professional | Healthcare | Technology | Student/Education |
| 7 | Oklahoma City, OK | $79,756 | Services/Retail | Professional | Healthcare | Technology | Student/Education |
| 8 | Tampa-St. Petersburg, FL | $78,649 | Services/Retail | Professional | Healthcare | Self Employed | Sales |
| 9 | Nashville, TN | $71,499 | Services/Retail | Professional | Technology | Healthcare | Sales |
| 10 | Memphis, TN | $82,272 | Professional | Services/Retail | Healthcare | Student/Education | Sales |
| | PORTFOLIO AVERAGE | $78,146 | Services/Retail | Professional | Healthcare | Technology | Sales |

| Key |
|---|
| Services/Retail |
| Professional |
| Healthcare |
| Technology |
| Sales |
| Engineering |
| Self Employed |
| Construction |
| Student/Education |
| Hospitality |

(1) All resident demographic data is self-reported by residents. Average age, average income, and rent-to-income ratio are for residents that have moved in during the three months ending June 30, 2025. Employment sector data is for all residents as of June 30, 2025.

# IRT Markets | Atlanta

## Community Map



Atlanta
Marietta
Sandy Springs
Alpharetta
Big Creek
Johns Creek
Duluth
Suwanee
Lawrenceville
Smyrna
Brookhaven
Tucker
Stone Mountain
Decatur
East Point
College Park
Morrow
Riverdale
Jonesboro
Lithonia
Conyers
Snellville
Kennesaw
Woodstock
Acworth
Powder Springs
Douglasville



**Pointe at Canyon Ridge**
Sandy Springs, GA



**Waterstone at Big Creek**
Alpharetta, GA

## Job Growth



1.48%
0.29%
0.84%
2024
2025
2026

**2025 Job Growth**

| | |
|---|---|
| US Average | *0.60%* |
| Gateway Markets | *1.04%* |

## Population Growth



1.12%
0.83%
0.90%
2024
2025
2026

**2025 Population Growth**

| | |
|---|---|
| US Average | *0.70%* |
| Gateway Markets | *0.92%* |

## Supply Growth



5.72%
1.78%
2.08%
2024
2025
2026

## Major Employers

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Atlanta represents 14.6% of IRT's NOI

# IRT Markets | Dallas

## Community Map



Fort Worth
Dallas
Arlington
Irving
Plano
Garland
Richardson



Avenues at Craig Ranch

Dallas, TX



Vue at Knoll Trail

Dallas, TX

## Job Growth



1.54%
1.13%
1.10%
2024
2025
2026

## Population Growth



1.99%
1.27%
1.26%
2024
2025
2026

| 2025 Job Growth | |
|---|---|
| US Average | *0.60%* |
| Gateway Markets | *1.04%* |

| 2025 Population Growth | |
|---|---|
| US Average | *0.70%* |
| Gateway Markets | *0.92%* |

## Supply Growth



4.28%
2.70%
2.13%
2024
2025
2026

**Major Employers**

AT&T

BaylorScott&White HEALTH

American Airlines

Texas Instruments

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Dallas represents 13.6% of IRT's NOI

# IRT Markets | Columbus

## Community Map



Columbus
Dublin
Worthington
Hilliard
Gahanna
Reynoldsburg
Bexley
Whitehall
Grove City
Obetz
Groveport
Canal Winchester
Pickerington
Rickenbacker International Airport
Lockbourne





**Bennington Pond Apartments**
Groveport, OH

**Schirm Farms**
Canal Winchester, OH

## Job Growth



1.16%
0.36%
0.58%
2024
2025
2026

## Population Growth



1.37%
1.08%
0.88%
2024
2025
2026

| 2025 Job Growth | |
|---|---|
| US Average | *0.60%* |
| Gateway Markets | *1.04%* |

| 2025 Population Growth | |
|---|---|
| US Average | *0.70%* |
| Gateway Markets | *0.92%* |

## Supply Growth



1.52%
1.93%
1.50%
2024
2025
2026

**Major Employers**

intel, Nationwide, CardinalHealth, OhioHealth, JPMorganChase, The Ohio State University

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Columbus represents 7.1% of IRT's NOI

# IRT Markets | Tampa

## Community Map


Tampa



Gateway at Pinellas

Tampa, FL



Vantage on Hillsborough

Tampa, FL

## Job Growth


0.79%
1.22%
0.68%
2024
2025
2026

## Population Growth


1.53%
1.07%
0.89%
2024
2025
2026

| 2025 Job Growth | |
|---|---|
| US Average | *0.60%* |
| Gateway Markets | *1.04%* |

| 2025 Population Growth | |
|---|---|
| US Average | *0.70%* |
| Gateway Markets | *0.92%* |

## Supply Growth


4.20%
3.06%
1.64%
2024
2025
2026

## Major Employers

TRANSAMERICA HSN JABIL RAYMOND JAMES FRANKLIN TEMPLETON

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Tampa represents 6.7% of IRT's NOI

# IRT Markets | Denver

## Community Map


Fort Collins
Roosevelt National Forest
Rocky Mountain National Park
Arapaho and Roosevelt National Forests
Longmont
Fort Morgan
Eaton
Brush
Denver
Lakewood
Aurora
Littleton
Parker
Breckenridge
Leadville
Pike San Isabel National Forest
Limon
Hugo



**Destination at Arista**
Broomfield, CO



**Bristol Village**
Aurora, CO

## Job Growth


0.97%
0.25%
0.88%
2024
2025
2026

## Population Growth


1.00%
0.78%
0.79%
2024
2025
2026

| 2025 Job Growth | |
|---|---|
| US Average | 0.60% |
| Gateway Markets | 1.04% |

| 2025 Population Growth | |
|---|---|
| US Average | 0.70% |
| Gateway Markets | 0.92% |

## Supply Growth


4.29%
8.45%
1.72%
2024
2025
2026

**Major Employers**

Centura Health, HealthONE, Lockheed Martin, CenturyLink

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Denver represents 6.1% of IRT's NOI

# IRT Markets | Indianapolis

## Community Map



Indianapolis



**Bayview Club Apartments**
Indianapolis, IN



**Reveal on Cumberland**
Indianapolis, IN

## Job Growth



1.26%
0.03%
0.70%
2024
2025
2026

## Population Growth



1.18%
0.77%
0.59%
2024
2025
2026

**2025 Job Growth**

| | |
|---|---|
| US Average | *0.60%* |
| Gateway Markets | *1.04%* |

**2025 Population Growth**

| | |
|---|---|
| US Average | *0.70%* |
| Gateway Markets | *0.92%* |

## Supply Growth



2.42%
1.11%
0.64%
2024
2025
2026

**Major Employers**

Anthem. Allison Transmission · Roche · Lilly · Celadon · St.Vincent

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Indianapolis represents 6.2% of IRT's NOI

INDEPENDENCE REALTY TRUST

# IRT Markets | Oklahoma City

## Community Map



Piedmont
The Village
Nichols Hills
Oklahoma City Zoo
Bethany
Yukon
Forest Park
Spencer
Nicoma Park
Jones
Del City
Midwest City
Will Rogers World Airport
Valley Brook
Mustang



Windrush
Oklahoma City, OK



Augusta
Oklahoma City, OK

## Job Growth



1.85%
0.33%
0.51%
2024
2025
2026

**2025 Job Growth**

| | |
|---|---|
| US Average | *0.60%* |
| Gateway Markets | *1.04%* |

## Population Growth



1.04%
0.75%
0.66%
2024
2025
2026

**2025 Population Growth**

| | |
|---|---|
| US Average | *0.70%* |
| Gateway Markets | *0.92%* |

## Supply Growth



3.32%
2.57%
1.36%
2024
2025
2026

## Major Employers

The University of Oklahoma
INTEGRIS HEALTH
HOBBY LOBBY
paycom

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Oklahoma City represents 5.4% of IRT's NOI

INDEPENDENCE REALTY TRUST

# IRT Markets | Nashville

## Community Map



Nashville
Mt. Juliet
Berry Hill
Belle Meade
Kingston Springs
Pegram
Rural Hill
Gladeville
Pasquo
Brentwood
La Vergne
Smyrna
Fairview
Nolensville
Walterhill
Kingfield
Franklin
Leipers Fork
Arrington
Murfreesboro
West Harpeth
Rudderville
Thompson's Station
Salem
College Grove
Bethesda
Rockvale
Spring Hill
Jameson
Eagleville



Landings of Brentwood

Brentwood, TN



Stoneridge Farms

Smyrna, TN

## Job Growth



1.37%
0.84%
0.86%
2024
2025
2026

**2025 Job Growth**

| | |
|---|---|
| US Average | *0.60%* |
| Gateway Markets | *1.04%* |

## Population Growth



1.64%
1.10%
0.94%
2024
2025
2026

**2025 Population Growth**

| | |
|---|---|
| US Average | *0.70%* |
| Gateway Markets | *0.92%* |

## Supply Growth



3.50%
2.80%
1.44%
2024
2025
2026

## Major Employers

Vanderbilt University Medical Center

Saint Thomas Health — With you. For life.

Vanderbilt University

Nissan Group of North America

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Nashville represents 4.8% of IRT's NOI

# IRT Markets | Raleigh-Durham

## Community Map



Grissom
Gorman
Youngsville
Durham
Oak Grove
Forest
Bethesda
Falls
Rolesville
Neuse
Clegg
Millbrook
Morrisville
Cary
Raleigh
Knightdale
Wilsonville
Apex
Garner



Creekstone at RTP
Durham, NC



Waterstone at Brier Creek
Raleigh, NC

## Job Growth



3.92%
3.16%
1.97%
2024
2025
2026

| 2025 Job Growth | |
|---|---|
| US Average | 0.60% |
| Gateway Markets | 1.04% |

## Population Growth



4.28%
2.94%
2.42%
2024
2025
2026

| 2025 Population Growth | |
|---|---|
| US Average | 0.70% |
| Gateway Markets | 0.92% |

## Supply Growth



8.72%
2.27%
0.97%
2024
2025
2026

**Major Employers**

CITRIX
CISCO
IBM
UNC REX HEALTHCARE
DukeHealth

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Raleigh-Durham represents 4.9% of IRT's NOI

# IRT Markets | Memphis

## Community Map



Northaven
Marion
Bartlett
Memphis
Fisher
Germantown
Nonconnah
Oakville
Collier
Southaven
Mississippi River



**Walnut Hill**
Memphis, TN



**Miller Creek at Germantown**
Memphis, TN

## Job Growth



0.10%
-0.27%
0.34%
2024
2025
2026

## Population Growth



0.02%
0.20%
0.13%
2024
2025
2026

| 2025 Job Growth | |
|---|---|
| US Average | 0.60% |
| Gateway Markets | 1.04% |

| 2025 Population Growth | |
|---|---|
| US Average | 0.70% |
| Gateway Markets | 0.92% |

## Supply Growth



1.42%
4.06%
0.03%
2024
2025
2026

## Major Employers

FedEx. St. Jude Children's Research Hospital Methodist Le Bonheur Healthcare Kroger Baptist

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Memphis represents 4.0% of IRT's NOI

# IRT Markets | Houston

## Community Map


Houston



Carrington Park at Huffmeister

Houston, TX



Carrington Place

Houston, TX

## Job Growth


1.53%
1.21%
0.75%
2024
2025
2026

## Population Growth


2.38%
1.45%
1.34%
2024
2025
2026

**2025 Job Growth**

| | |
|---|---|
| US Average | *0.60%* |
| Gateway Markets | *1.04%* |

**2025 Population Growth**

| | |
|---|---|
| US Average | *0.70%* |
| Gateway Markets | *0.92%* |

## Supply Growth


7.61%
1.89%
0.70%
2024
2025
2026

## Major Employers

H-E-B

The University of Texas MD Anderson Cancer Center

Houston Methodist Leading Medicine

Walmart

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Houston represents 3.3% of IRT's NOI

# IRT Markets | Louisville

## Community Map



Louisville
St Marys
Floyds Knobs
Blackiston Mill
Watson
Prospect
Utica
Springhurst
Clarksville
New Albany
Jeffersonville
Northfield
INDIANA
KENTUCKY
Hurstbourne
Middletown
Buchanan
Parkway Village
Shively
West Buechel
Jeffersontown
Lynnview
Parkwood



Prospect Park Apartment Homes

Louisville, KY



Oxmoor Apartments

Louisville, KY

## Job Growth



0.94%
0.65%
0.49%
2024
2025
2026

## Population Growth



1.06%
0.55%
0.47%
2024
2025
2026

**2025 Job Growth**

| | |
|---|---|
| US Average | 0.60% |
| Gateway Markets | 1.04% |

**2025 Population Growth**

| | |
|---|---|
| US Average | 0.70% |
| Gateway Markets | 0.92% |

## Supply Growth



1.07%
0.00%
0.00%
2024
2025
2026

**Major Employers**

Toyota, Yum!, Humana, Ford, Kindred Healthcare, GE Appliances, UPS

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Louisville represents 3.0% of IRT's NOI

# IRT Markets | Charlotte

## Community Map


Huntersville
Lucia
Mt Holly
Charlotte
Harrisburg
University City
Wildwoods
Mint Hill



Fountains Southend

Charlotte, NC



Vesta City Park

Charlotte, NC

## Job Growth


1.48%
1.97%
0.98%
2024
2025
2026

**2025 Job Growth**

| | |
|---|---|
| US Average | 0.60% |
| Gateway Markets | 1.04% |

## Population Growth


2.14%
1.61%
1.31%
2024
2025
2026

**2025 Population Growth**

| | |
|---|---|
| US Average | 0.70% |
| Gateway Markets | 0.92% |

## Supply Growth


16.40%
10.35%
6.05%
2024
2025
2026

**Major Employers**

American Airlines, Bank of America, Wells Fargo, Truist, Lowe's

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Charlotte represents 3.5% of IRT's NOI

# IRT Markets | Huntsville

## Community Map


Mt Carmel
Chase
Huntsville
Space & Rocket Center
Madison
Redstone Arsenal
Big Cove
Brown



Bridgepoint
Huntsville, AL



Legacy at Jones Farm
Huntsville, AL

## Job Growth


2.65%
1.10%
0.68%
2024
2025
2026

## Population Growth


2.25%
1.14%
0.96%
2024
2025
2026

| 2025 Job Growth | |
|---|---|
| US Average | 0.60% |
| Gateway Markets | 1.04% |

| 2025 Population Growth | |
|---|---|
| US Average | 0.70% |
| Gateway Markets | 0.92% |

## Supply Growth


13.62%
5.10%
0.97%
2024
2025
2026

## Major Employers

Dynetics A Leidos Company | NASA | ADTRAN | SIEMENS | NORTHROP GRUMMAN

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Huntsville represents 3.0% of IRT's NOI

INDEPENDENCE REALTY TRUST

# IRT Markets | Orlando

## Community Map


Orlando
Winter Garden
Ocoee
Clarcona
Lockhart
Maitland
Winter Park
Fern Park
Pine Hills
Orlovista
Windermere
Edgewood
Conway
Belle Isle
Oak Ridge
Lake Butler



Serenza at Ocoee Village
Orlando, FL



Millenia 700
Orlando, FL

## Job Growth


2.29%
1.86%
1.16%
2024
2025
2026

## Population Growth


2.55%
1.54%
1.25%
2024
2025
2026

| 2025 Job Growth | |
|---|---|
| US Average | 0.60% |
| Gateway Markets | 1.04% |

| 2025 Population Growth | |
|---|---|
| US Average | 0.70% |
| Gateway Markets | 0.92% |

## Supply Growth


5.17%
6.02%
2.81%
2024
2025
2026

**Major Employers**

Universal Orlando, Lockheed Martin, Darden, Walt Disney World Resort, Adventist Health System, SeaWorld Entertainment

Data Sources: CoStar Q2 2025 data release. Greenstreet Data as of August 2025
(1) Supply growth based on deliveries in IRT's submarkets

Orlando represents 2.2% of IRT's NOI

# DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

This presentation may contain non-U.S. generally accepted accounting principals ("GAAP") financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT's reports filed or furnished with the SEC available at IRT's website www.IRTLIVING.com under Investor Relations. IRT's other SEC filings are also available through this website.

**Average Effective Monthly Rent per Unit**

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month.

**Same-Store Average Occupancy**

Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.

**EBITDA and Adjusted EBITDA**

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or nonoperating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT's calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT's Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

**Funds From Operations ("FFO") and Core Funds From Operations ("CFFO")**

We believe that FFO and Core FFO ("CFFO"), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs.

CFFO is a computation made by analysts and investors to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, abandoned deal costs, loan premium accretion and discount amortization, debt extinguishment costs, and merger and integration costs from the determination of FFO.

Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

# DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

**Interest Coverage** is a ratio computed by dividing Adjusted EBITDA by interest expense

**Net Debt**, a non-GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. The following table provides a reconciliation of total consolidated debt to net debt (Dollars in thousands).

We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis.

| | As of | | | | |
|---|---|---|---|---|---|
| | June 30, 2025 | March 31, 2025 | December 31, 2024 | September 30, 2024 | June 30, 2024 |
| Total debt | $ 2,249,801 | $ 2,253,957 | $ 2,333,683 | $ 2,286,694 | $ 2,252,559 |
| Less: cash and cash equivalents | (19,491) | (29,055) | (21,228) | (17,611) | (21,034) |
| Less: loan discounts and premiums, net | (25,469) | (27,454) | (31,721) | (33,970) | (37,253) |
| Total net debt | $ 2,204,841 | $ 2,197,448 | $ 2,280,734 | $ 2,235,113 | $ 2,194,272 |

**Net Operating Income**

We believe that Net Operating Income ("NOI"), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, casualty related costs and gains, property management expenses, and general and administrative expenses, interest expenses, and net gains on sale of assets.

Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same-store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

**Same-Store Properties and Same-Store Portfolio**

We review our same-store portfolio at the beginning of each calendar year. Properties are added into the same-store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same-store portfolio. We may also refer to the Same-Store Portfolio as the IRT Same-Store Portfolio.

**Total Gross Assets**

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands).

| | As of | | | | |
|---|---|---|---|---|---|
| | June 30, 2025 | March 31, 2025 | December 31, 2024 | September 30, 2024 | June 30, 2024 |
| Total assets | $ 5,962,626 | $ 5,983,494 | $ 6,057,919 | $ 5,948,204 | $ 5,940,261 |
| Plus: accumulated depreciation (a) | 838,718 | 789,619 | 753,539 | 715,702 | 674,236 |
| Plus: accumulated amortization | 72,976 | 71,001 | 70,838 | 69,958 | 69,532 |
| Total gross assets | $ 6,874,320 | $ 6,844,114 | $ 6,882,296 | $ 6,733,864 | $ 6,684,029 |

(a) Includes accumulated depreciation associated with real estate held for sale, as applicable.

# DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Independence Realty Trust Inc.

Reconciliation of Same-Store Net Operating Income to Net Income (loss)

(Dollars in thousands)

| | For the Three-Months Ended (a) | | | | |
|---|---|---|---|---|---|
| | June 30, 2025 | March 31, 2025 | December 31, 2024 | September 30, 2024 | June 30, 2024 |
| **Reconciliation of same-store net operating income to net income (loss)** | | | | | |
| Same-store net operating income | $ 92,467 | $ 92,764 | $ 97,644 | $ 92,840 | $ 90,618 |
| Non same-store net operating income | 8,489 | 8,878 | 8,778 | 6,482 | 6,603 |
| Pre-Merger STAR Portfolio NOI | - | - | - | - | - |
| Other revenue | 297 | 338 | 346 | 275 | 298 |
| Other income (expense), net | (562) | (693) | 2,729 | (703) | (850) |
| Property management expenses | (7,715) | (7,826) | (7,379) | (7,379) | (7,666) |
| General and administrative expenses | (5,982) | (8,406) | (4,856) | (4,765) | (6,244) |
| Depreciation and amortization expense | (59,794) | (58,725) | (57,742) | (55,261) | (54,127) |
| Casualty gains (losses), net | (255) | 115 | 80 | (1,249) | (465) |
| Interest expense | (18,773) | (19,348) | (19,770) | (18,308) | (17,460) |
| Gain on sale (loss on impairment) of real estate assets, net | — | 1,496 | (20,928) | 688 | (152) |
| Gain (loss) on extinguishment of debt | — | (67) | (2) | — | — |
| Restructuring costs | — | — | — | — | — |
| Merger and integration costs | — | — | — | — | — |
| **Net income (loss)** | $ 8,172 | $ 8,526 | $ (1,100) | $ 12,620 | $ 10,555 |

(a) Same store portfolio includes 105 properties, which represents 30,502 units.

INDEPENDENCE REALTY TRUST

# FORWARD LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, our earnings guidance, and the assumptions underlying such guidance, our planned use of remaining proceeds from our sales of common stock on a forward basis, our expectations with respect to the five properties which we are under contract to acquire, our expectations with respect to the three properties which are classified as held for sale, and our expectations with respect to future acquisitions and dispositions. All statements in this release that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements.

Our forward-looking statements are not guarantees of future performance and involve estimates, projections, forecasts and assumptions, including as to matters that are not within our control, and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, our planned use of remaining proceeds from our sales of common stock on a forward basis, inability to sell certain assets, including those assets designated as held for sale, within the time frames or at the pricing levels expected, failure to achieve expected benefits from the redeployment of proceeds from asset sales, inability or failure to achieve anticipated benefits from future acquisitions and dispositions, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve rent increases and occupancy levels on account of the value add initiatives, unexpected impairments or impairments in excess of our estimates, increased regulations generally and specifically on the rental housing market, including legislation that may regulate rents and fees or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, economic conditions, including inflation and recessionary conditions and their related impacts on the real estate industry, U.S. and global trade policies and tensions, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, the effects of natural and other disasters, unknown or unexpected liabilities, including the cost of legal proceedings, costs and disruptions as the result of a cybersecurity incident or other technology disruption, including but not limited to a third party's unauthorized access to our data or the data of our residents, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the "Risk Factors" sections of our Annual Report on Form 10-K for the year ended December 31, 2024, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements..

These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.